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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                           Date of Report: May 7, 2003



                  Commission file Number      333-49429-01

                        PRESTOLITE ELECTRIC HOLDING, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                        94-3142033
 ---------------------------------------------------------------------------
 (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                      Identification Number)


  2311 Green Rd., Ste B, Ann Arbor, Michigan                 48105
  -------------------------------------------------------------------
   (Address of principal executive offices)                (Zip Code)

                                (734) 913 -- 6600
                                -----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
  (Former name, address, and former fiscal year, if changed since last report)

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Item 12. Earnings Release.

On May 6, 2003 at 5 p.m. eastern standard time Prestolite Electric's press release announcing summarized financial results for the quarter ended March 29, 2002 was issued. This press release was subsequently released to a select group of parties on the company's contact list for such releases. The press release was also issued directly to the worldwide employees of Prestolite Electric and posted to our website at http://www.prestolite.com/pgs_news/pr_03_0506.html.


(c)      Exhibits.

         12.1 Press Release of May 6, 2003 announcing summarized financial results for 2002.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:  May 7, 2003                     By: /s/ Kenneth C. Cornelius
                                          --------------------------------------
                                           Kenneth C. Cornelius
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (principal financial and
                                           accounting officer)

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                                 EXHIBIT INDEX





EXHIBIT NO.       DESCRIPTION
-----------       -----------

12.1 Press Release of May 6, 2003 announcing summarized financial results for 2002.